Summit
Mutual          Prospectus
Funds



                                   Summit Apex Series
                                   High Yield Bond Fund
                                   Emerging Markets Bond Fund













                                      SUMMIT
February 1, 2001                      MUTUAL
                                      FUNDS

FEBRUARY 1, 2001



                     SUMMIT MUTUAL FUNDS, INC.

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TABLE OF CONTENTS

INTRODUCTION .................................................2
FUND PROFILES
  HIGH YIELD BOND FUND PROFILE................................2
  EMERGING MARKETS BOND FUND PROFILE..........................4
FEES AND EXPENSES OF THE FUND.................................8
OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS...............8
  FOREIGN SECURITIES..........................................8
  FOREIGN CURRENCY TRANSACTIONS...............................9
  HIGH YIELD BONDS............................................9
  REPURCHASE AGREEMENTS......................................10
  REVERSE REPURCHASE AGREEMENTS..............................10
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.........10
  COLLATERALIZED MORTGAGE OBLIGATIONS........................12
  ASSET-BACKED AND MORTGAGE-BACKED SECURITIES................12
  LENDING FUND SECURITIES....................................13
  OTHER INFORMATION..........................................13
FUND MANAGEMENT..............................................13
  INVESTMENT ADVISER.........................................13
  ADVISORY FEE...............................................13
  EXPENSES...................................................14
  CAPITAL STOCK..............................................14
SHAREHOLDER INFORMATION......................................14
  PRICING OF FUND SHARES.....................................14
  PURCHASE OF SHARES.........................................14
  REDEMPTION OF SHARES.......................................17
DIVIDENDS AND CAPITAL GAINS  DISTRIBUTIONS...................20
FEDERAL TAXES................................................21
STATE AND LOCAL TAXES........................................21
FINANCIAL HIGHLIGHTS.........................................21
APPENDIX A:  RATINGS.........................................22
  CORPORATE BOND RATINGS.....................................22
  COMMERCIAL PAPER RATINGS...................................23





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          INTRODUCTION

This prospectus explains the objectives, risks and strategies of two of the twenty-three Funds comprising Summit Mutual Funds, Inc. ("Summit Mutual Funds"). Each Fund Profile below summarizes important facts about the Fund, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Funds' investment policies and strategies is provided after the Profiles, along with information about Fund expenses for each Fund.

The two Funds included in this Prospectus are part of the Summit Mutual Funds' Summit Apex Series, whose shares are offered without sales charge to institutional and retail investors. These Funds are also offered to The Union Central Life Insurance Company ("Union Central") and its exempt separate accounts. It is anticipated that Union Central will have voting control of Summit Mutual Funds. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders.

The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.

The Emerging Markets Bond Fund seeks income and capital appreciation.

FUND PROFILES

HIGH YIELD BOND FUND PROFILE

Investment Objective
The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.

Investment Strategies
The Fund invests primarily in high yield, high risk ("junk") bonds, with intermediate maturities. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. The Fund will ordinarily invest at least 65% of its total assets in high yield, high risk bonds, also known as "junk" bonds.

The Adviser will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. Among the factors that are important in the Adviser's securities selection are credit fundamentals and technical trading factors. The Adviser researches the bonds it purchases to make its own determination of the issuer's creditworthiness and underlying strength. By using this strategy, the Adviser seeks to outperform the high yield bond market as a whole by choosing individual securities that may be overlooked by other investors, or bonds that are likely to improve in credit quality.

The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition; (2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

When a corporation or a government entity issues a bond, it generally submits the security to one or more rating organizations, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"). These services evaluate the creditworthiness of the issuer and assign a rating, based on their evaluation of the issuer's ability to repay the bond. Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. Some bonds are not rated at all. The Adviser determines the comparable rating quality of bonds that are not rated.

High yield, high-risk bonds present both an opportunity and a danger. These junk bonds generally offer higher interest payments because the company that issues the bond -- the issuer -- is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

In response to unfavorable conditions in the high yield bond market, the Fund may make temporary investments, without limitation, such as shifting its investments to money market securities, cash or higher rated bonds, which could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objective of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and additional taxable gains to shareholders.

The Fund may have other investments that are not part of its principal investment strategies. The Fund may invest in loan participations, convertible securities and preferred stocks. Other types of investments the Fund may use include mortgage-backed or asset-backed securities, collateralized mortgage obligations, stripped mortgage-backed securities, zero-coupon and pay-in-kind bonds, equity securities, warrants, private placements, and foreign securities. See the Statement of Additional Information for more information about these investments.

Primary Risks
There are numerous and significant risks involved in investing in high yield securities. While bonds are generally considered safer than stocks for investors seeking diversification into high yield markets, there are several types of risks that should be considered.

OVERALL, THIS FUND MUST BE CONSIDERED A HIGH-RISK INVESTMENT
SUITABLE ONLY FOR A PORTION OF AN INDIVIDUAL'S PORTFOLIO.

The risks described below could have the effect of reducing the Fund's net asset value, yield or total return:

* Interest rate risk: High yield bonds are sensitive to interest rate changes. Generally, when interest rates rise, the prices of these bonds fall and when interest rates fall the prices of these bonds rise. The longer the maturity of these bonds, the greater is this impact from interest rate changes. The value of the Fund's investments also will vary with bond market conditions. Since the Fund is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security. High yield bonds are below investment grade instruments because of the significant risk of issuer default. The credit risk of the Fund's investments is very high.

* Liquidity and other risks: Other risks of high yield bonds include the market's relative youth, price volatility, sensitivity to economic changes, limited liquidity, valuation difficulties and special tax considerations. There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them. Because high yield bonds are a relatively new type of security, there is little date to indicate how such bonds will behave in a prolonged economic downturn. However, there is a risk that such an economic downturn would negatively affect the ability of issuer to repay their debts, leading to increased defaults and overall losses to the Fund.

*  Foreign securities risk: See the discussion of "External
   Risk" in the Emerging Markets Bond Fund Profile on page 7.

Since this is a new Fund, there is no bar chart or performance table.

EMERGING MARKETS BOND FUND PROFILE

Investment Objective
The Emerging Markets Bond Fund seeks high income and capital appreciation.

Investment Strategies
The Fund invests primarily in government and corporate bonds of emerging markets nations. For its investments, the Fund seeks to identify high yield bonds of financially sound companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial conditions gives them greater value relative to other companies in the high yield market. The Fund also uses a fundamental credit analysis of the country and government risks of the countries where the issuers of the bonds are domiciled to identify issuers with greater value relative to other issuers in the same or other countries. The Fund invests predominantly in U.S. dollar denominated bonds. The Fund is nondiversified which means that up to 50% of the Fund's assets may be invested without limitation on the amount invested in a single issuer. Normally, the Fund will not invest more than 5% of its assets in a single issuer.

The Fund invests at least 65% of its total assets in the government and corporate debt securities (bonds) of emerging market nations. In pursuit of maximum income and capital appreciation, the Fund may invest all of its assets in high-risk, non-investment grade ("junk") bonds. Before the Fund invests in a particular country or security, the Adviser applies a market risk analysis that evaluates factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations.

To achieve the Fund's total return objectives while reducing risk, the Fund employs these strategies:

   - Invest in a wide variety of issuers, as described below, to reduce the impact of any single holding on the Fund's total performance
   - Credit analysis of individual issuers through proprietary research
   - Technical analysis of trading and ownership patterns of targeted securities
   - Adjusting the average maturity of the portfolio to take advantage of or to minimize the impact of interest rate fluctuations.

The portfolio's weighted average maturity will normally be between 5 and 10 years, although this may vary substantially with changing market conditions. Because most emerging market debt is issued in U.S. dollars, it is expected that the Fund will not normally have foreign currency holdings. However, the Fund may invest in debt denominated in local currencies or other international currencies. In such cases, the Fund will seek to hedge against currency fluctuations. The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition has improved; (2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

The Fund's investments may include bonds issued directly by the sovereign or corporate entities or those issued by supranational entities, such as the World Bank. The Fund may also invest substantially all of its assets in Brady Bonds. Brady Bonds are used as a means of restructuring the external debt burden of governments in certain emerging market nations. These bonds may be collateralized or uncollateralized and issued in various currencies, although typically they are issued in U.S. Dollars. However, as with any emerging market debt, Brady Bonds are considered speculative, high-risk investments because the value of the bonds can fluctuate significantly based on the issuer's ability to make payment

Emerging market nations, as defined by the World Bank, the United Nations and other international bodies, are those countries whose economies are in a transitional stage. They may be located in Asia, Eastern Europe, Latin America, Africa or the Middle East. The economies, markets and political structures of these countries generally do not offer the same stability as those of developed nations. As a consequence, securities issued in these emerging markets generally pay a higher yield to compensate investors for higher risks.

The Fund may invest more than 25% of its assets in government and corporate bonds issued by or located in the same country. The Fund does not, however, intend to invest 25% or more of its assets in government debt of a single country (other than the United States or in a single industry or group of industries.) As a rule, the Fund will invest in the securities of issuers from at least three different countries.

In order to provide flexibility in meeting redemptions, expenses and the timing of new investments, the Fund will routinely hold cash or money market securities readily convertible to cash. These cash positions may be increased without limitation during periods of unusual market volatility as a short-term defense. Additionally, the Fund may invest substantially all of its assets in the securities of only one country, including the United States, for temporary defensive purposes. Such investments could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objectives of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and additional taxable gains to shareholders.

The Fund may also invest in other investments that are not part of its principal investment strategies described above. These other investments include other types of fixed income securities, private placements, loan participations and assignments, convertible bonds and depository receipts. For more information about these types of securities, please consult the Statement of Additional Information.

Primary Risks
There are numerous and significant risks involved in investing in emerging markets securities. While bonds are generally considered safer than stocks for investors seeking diversification into emerging markets, there are several types of risks that should be considered.

OVERALL, THIS FUND MUST BE CONSIDERED A HIGH-RISK INVESTMENT
SUITABLE ONLY FOR A PORTION OF AN INDIVIDUAL'S PORTFOLIO.

* Interest rate risk: Any bond fund involves the risk of capital loss due to changes in interest rates. This is a normal process in which rising interest rates cause the price of bonds to fall. There are, additionally, risks associated with high yield (junk) bonds. See the discussion in the section entitled "High Yield Bonds" on page 9.

* Credit risk: Companies and governments in emerging nations may not be as strong financially as those in other nations and may be more vulnerable to changes in worldwide markets and the world economy. The entire securities market in an emerging market nation can experience sudden and sharp price swings. Furthermore, accounting and other financial reporting standards are often less rigorous, so that less information may be available to investors. There is also generally less governmental regulation that may mean less protection for investors.

* Liquidity risk: Because of lower trading volumes and the lack of secondary trading markets for most emerging markets securities, there is a greater potential for price volatility. With fewer buyers, large purchases or sales may have a disproportionate impact on prices.

* Currency risk: The relatively small portion of the portfolio which is not denominated in U.S. dollars is exposed to the fluctuations of the currency markets, as well as the increased costs involved in converting currency into U.S.
   Dollars.

* External risk: Investing in emerging markets debt securities involves political, social and economic risks including the risk of nationalization or expropriation of assets and the risk of war. Certain countries may impose restrictions on foreign investors and on the movement of assets out of the country for periods of one year or more. Such restrictions reduce the liquidity of securities held in such countries and make it difficult or impossible for the Fund to sell the securities at opportune times. Certain trading practices, such as settlement delays or differing hours and days of operation, may also expose the Fund to risks not customary with U.S. investments. Furthermore, it may be more difficult to obtain a judgment in a court outside the U.S.

   Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1, 1999 for electronic commerce. Other European countries may participate after that date. This conversion presented unique uncertainties, including whether the payment and operational systems of banks and other financial institutions were ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economical risks, could adversely affect the value of securities held by the Fund. The conversion has not had a material impact on the Fund to date, however, because the Fund invests predominantly, normally over 90% of its assets, in U.S. dollar denominated securities.

* Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Fund's tax quarters. Under normal circumstances, such investment of more than 5% in a single issuer will not take place. Occasionally, the Fund may place as much as 10% of its assets in bank deposits or other short-term instruments of a single issuer or custodian.

Since this is a new Fund, there is no bar chart or performance table.

              FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

                                                  Total Annual
                           Management    Other   Fund Operating
                              Fees      Expenses    Expenses*
                           ------------------------------------
High Yield Bond Fund          .65%         .60%*       1.25%
Emerging Markets Bond Fund    .75%         .75%*       1.50%

* "Other Expenses" are based on estimates.

Example
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year  3 Years  5 Years  10 Years
                            ------  -------  -------  --------
High Yield Bond Fund         $128     $399     NA        NA
Emerging Markets Bond Fund   $154     $477     NA        NA

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

     OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The High Yield Bond Fund and Emerging Markets Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States, and the Emerging Markets Bond Fund may invest up to 100% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  * political or economic instability in the foreign country;
  * diplomatic developments that could adversely affect the value of the foreign security;
  * foreign government taxes;

  * costs incurred by a Fund in converting among various currencies;
  * fluctuation in currency exchange rates;
  * the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  * in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  * less publicly available information about foreign issuers than domestic issuers;
  * foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  * securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  * there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Funds may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The High Yield Bond Fund and Emerging Markets Bond Fund may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Funds will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest without limitation in high yield bonds (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

  * greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

  * greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

  * limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
Each Fund may invest in Repurchase Agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. None of the Funds engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Fund may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. Each Fund may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of an index future depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in market prices. However, because a particular Fund may not be invested in precisely the same proportion as a particular Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Each Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). These Funds may purchase call option contracts to close out a position acquired through the sale of a call option. These Funds will only write options that are traded on a domestic exchange or board of trade.

Each Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Funds will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Fund) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Fund) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Fund) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Fund if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Fund risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Fund may write call options in order to hedge against an expected decline in value of Fund securities.

The Fund may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Fund intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Fund's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

COLLATERALIZED MORTGAGE OBLIGATIONS
The High Yield Bond Fund and Emerging Markets Bond Fund may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Funds may also invest in a variety of more risky CMOs, including interest only, principal only, inverse floaters, or a combination of these securities.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The High Yield Bond Fund and Emerging Markets Bond Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund and the Emerging Markets Bond Fund may each invest up to 10% of their total assets in asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

The High Yield Bond Fund and Emerging Markets Bond Fund may
invest in mortgage-backed securities.   Mortgage-backed
securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund and Emerging Markets Bond Fund may each invest up to 10% of their total assets in mortgage-backed securities. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

LENDING FUND SECURITIES
Each Fund may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time.
 The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

OTHER INFORMATION
In addition to the investment policies described above, each Fund's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC,
(888) 259-7565, or at P.O. Box 701, Milwaukee, WI 53201-0701.

FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for Summit Mutual Funds since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

Steven R. Sutermeister leads the team primarily responsible for the day-to-day management of the High Yield Bond Fund and the Emerging Markets Bond Fund. Mr. Sutermeister is the President of the Adviser and has been affiliated with the Adviser and Union Central since 1990.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Fund on a daily basis, at an annual rate, as follows:

Fund                         Advisory Fee
----                         ------------
High Yield Bond Fund         .65% of the current value of the net assets.
Emerging Markets Bond Fund   .75% of the current value of the net assets.

The effective rates paid by each Fund are set forth in the "Fees and Expenses of the Fund" section on page 8.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Fund that incurs them, while other expenses are allocated among the Funds on the basis of their relative size (i.e., the amount of their net assets).

CAPITAL STOCK
Summit Mutual Funds currently has twenty-three classes of stock, one for each fund, two of which are offered pursuant to this prospectus. Shares (including fractional shares) of each fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
The net asset value of the Funds' shares is determined once daily, Monday through Friday at 4:00 p.m. Eastern Time, on days there are purchases or redemptions of Fund shares. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Funds are immaterial. The net asset value is calculated by adding the values of all securities and other assets of a Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the Fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to each Fund daily.

Securities held by each Fund are valued at market price.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Directors. Money market instruments maturing in 60 days or less are valued at the amortized cost method.

Sometimes foreign securities markets are open on days when U.S.
markets are closed. Because some Funds holds foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

PURCHASE OF SHARES
Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Carillon Investments, Inc. (the "Distributor"), which is affiliated with the Adviser. The Distributor is a registered broker-dealer with offices at 1876 Waycross Road, Cincinnati, Ohio 45240.

MINIMUM INVESTMENTS
The minimum initial investment for shares in a Fund is

  1) $5,000;  or

  2) $1,000 ($500 in the case of an Individual Retirement
     Account) if the purchaser of shares is any one of the following:

     a)	Directors, officers, current or retired employees
        ("employees"), or agents of The Union Central Life Insurance Company ("Union Central"), or affiliates thereof, or their spouses or dependents; or
     b) Directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with the Distributor relating to the Funds, or their spouses or dependents; or
     c) Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

The minimum subsequent investment is $50.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price, provided that payment is received by the close of regular trading hours. Orders received after 4:00 p.m. Eastern Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.

OPENING AN ACCOUNT                 ADDING TO AN ACCOUNT

BY MAIL                            BY MAIL

Complete an application and        Make your check payable
mail it along with a check         to Summit Mutual Funds.
payable to Summit Mutual           Please include your sixteen-
Funds, to:                         digit account number on
The Summit Mutual Funds            your check and mail it to
c/o Firstar Mutual Fund            the address at the left.
Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701.
For overnight or express
delivery, mail to:
The Summit Mutual Funds
c/o Firstar Mutual Fund
Services, LLC
615 East Michigan Street,
3rd Floor
Milwaukee, WI 53202-5207.

AUTOMATICALLY                      AUTOMATICALLY

Call 1-888-259-7565 to             Complete a Periodic Invest-
obtain a purchase                  ment Plan Application to
application, which includes        automatically purchase more
information for                    shares
a Periodic Investment Plan.

BY WIRE                            BY WIRE

Call 1-888-259-7565                Call 1-888-259-7565
prior to sending                   prior to sending
the wire in order to obtain        the wire in order to obtain
a confirmation number and          a confirmation number and
to ensure prompt and accurate      to ensure prompt and accurate
handling of funds. Ask your        handling of funds. Ask your
bank to transmit immediately       bank to transmit immediately
available funds by wire            available funds by wire
in the amount of your              as described at the left.
purchase to:
Firstar Bank, N.A.                 Please include your sixteen-
777 East Wisconsin Avenue          digit account number.
Milwaukee, WI 53202ABA             The Summit Mutual Funds and
Number: 075000022                  its transfer agent are not
Credit to: Firstar Mutual          responsible for the conse-
Fund Services, LLC                 quences of delays resulting
Account Number: 112-952-137        from the banking or Federal
Further credit to: Summit          Reserve Wire system, or from
Mutual Funds                       incomplete wiring
(account name and account          instructions
number)
Summit Mutual Funds and its
transfer agent are not
responsiblefor the consequences
of delays resulting from the
banking or Federal Reserve
Wire system, or from
incomplete wiring instructions.

INTERNET                           INTERNET

Complete an application            Call 1-888-259-7565 for a
online at www.summitfunds.com.     temporary PIN number. This
You must also mail the             number will allow you to
signed application along           transact online at
with a check payable to            www.summitfunds.com. You will
Summit Mutual Funds to:            be asked to change this
The Summit Mutual Funds            number the first time that
c/o Firstar Mutual Fund            you log on.
Services, LLC                      Please make sure that your
P.O. Box 701                       account is set up with bank
Milwaukee, WI 53201-0701.          account instructions to wire
For overnight or express           funds for purchases. Also,
delivery, mail to:                 you must indicate on your
The Summit Mutual Funds            application that telephone
c/o Firstar Mutual Fund            transactions are authorized
Services, LLC                      in order to complete
615 East Michigan Street,          internet transactions.
3rd Floor
Milwaukee, WI 53202-5207.

Please be sure to indicate
on the application that you
wish to have telephone and
internet transaction
privileges.

BY TELEPHONE EXCHANGE              BY TELEPHONE EXCHANGE

Call 1-888-259-7565 to             Call 1-888-259-7565 to
exchange from another              exchange from another
Summit Mutual Funds                Summit Mutual Funds
account with the same              account with the same
registration including             registration including
name, address and taxpayer         name, address and taxpayer
ID number.                         ID number.

---------------------------------------------------------------

PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Summit Mutual Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
----------------------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

* The Funds will not accept payment in cash or third party checks for the purchase of shares.

* Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

* Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

REDEMPTION OF SHARES

SELLING SHARE
Redemption requests for any of the Funds received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 4:00 p.m. Eastern Time will be executed on the next business day.

If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

BY TELEPHONE
Call 1-888-259-7565 with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to Summit Mutual Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account

INTERNET
Call 1-888-259-7565 for a temporary PIN number. This number will allow you to make transactions online at www.summitfunds.com.

Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address within the preceding 15 days.)

AUTOMATICALLY
Call 1-888-259-7565 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).
----------------------------------------------------------------
Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
----------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.
----------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

DURING PERIODS OF SUBSTANTIAL ECONOMIC OR MARKET CHANGE,
TELEPHONE REDEMPTIONS MAY BE DIFFICULT TO IMPLEMENT. IF A
SHAREHOLDER IS UNABLE TO CONTACT THE TRANSFER AGENT BY
TELEPHONE, SHARES MAY ALSO BE REDEEMED BY DELIVERING THE
REDEMPTION REQUEST TO THE TRANSFER AGENT.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone or internet, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). Investors electing to transfer by internet must enter a personal identification number (PIN). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Summit Mutual Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Summit Mutual Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

INTERNET OPTIONS
Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges and who has requested a temporary PIN from a shareholder service representative. All internet transaction privileges are ONLY available if the shareholder has elected telephone and internet privileges for those same transactions.

ADDITIONAL REDEMPTION INFORMATION
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account falls below $1,000, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days' written notice prior to any redemption.

REDEMPTION IN KIND
Each Fund intends to pay cash for all shares redeemed, unless the redemption request is for more than $250,000 or 1% of the net assets of a Fund by a single shareholder over any 90-day period. If such a redemption request is presented and the Fund deems it to be detrimental to existing shareholders, to pay the redemption in cash, the Fund may pay all or part of the redemption in the Fund's portfolio securities at their then-current market value equal to the redemption price. If you received securities in kind and converted them to cash, you would incur brokerage costs. Redemptions in kind are taxable transactions.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a Fund for shares of another Fund.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Summit Mutual Funds on exchanges. However, Summit Mutual Funds reserves the right to impose a charge in the future. Summit Mutual Funds reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

* Exchanges are available only in states where exchanges may be legally made.

* The minimum amount which may be exchanged is the lesser of $1,000 or all the shares of that Fund.

* If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

* It may be difficult to make telephone exchanges in times of drastic economic or market changes.

EXCESSIVE TRADING
The Adviser may bar excessive traders from purchasing shares of a Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Funds within any 120-day period. For example, assume you are invested in a Fund. You can move substantial assets from that Fund to another Fund and, within the next 120 days, sell your shares in that Fund to return to the first Fund. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Funds. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges; and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

SHAREHOLDER REPORTS
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of a Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for Funds held in brokerage, retirement or other similar accounts.

AUTOMATED TELERESPONSE SERVICE
Shareholders using a touch-tone telephone can access information on the Funds twenty four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-888-259-7565, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

INTERNET SERVICES
You may also access information about the Funds and your account balances by visiting our website at www.summitfunds.com.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts
(including service fees), please call Firstar Mutual Fund
Services, LLC at 1-888-259-7565.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income of each of the Funds are declared and paid quarterly.

Any capital gains are distributed annually. Your dividends and capital gains distributions will be reinvested automatically in additional shares unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                         FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for Fund shares of another Fund, based on the difference between your tax basis in the Fund shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Fund shares.) Any loss realized on Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

FINANCIAL HIGHLIGHTS

The High Yield Bond Fund and Emerging Markets Bond Fund did not have any operations during the period.

                     APPENDIX A:  RATINGS


CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

     AAA  This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

  * management;
  * economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
  * competition and customer acceptance of products;
  * liquidity;
  * amount and quality of long-term debt;
  * ten-year earnings trends;
  * financial strength of a parent company and the relationships which exist with the issuer; and
  * recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

  * Liquidity ratios are better than the industry average.
  * Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
  * The issuer has access to at least two additional channels of borrowing.
  * Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
  * Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.


Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

[Back Cover Page]

A Statement of Additional Information dated February 1, 2001, which contains further information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders.
In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Funds can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Funds are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000












SMFI 514 APEX HY/EM 2/01